Financial Risk Management	12 Months Ended
Dec. 31, 2023
Financial Risk Management
Financial Risk Management

24. Financial Risk Management

The Group’s activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Group’s financial performance. The Group makes use of derivative financial instruments such as interest rate swaps to moderate certain risk exposures.

Market risk

Interest rate risk: The Group is subject to market risks relating to changes in interest rates because it has floating rate debt outstanding. Significant increases in interest rates could adversely affect the Group’s results of operations and its ability to service its debt. The Group uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize risks associated with its floating rate debt and not for speculative or trading purposes. As of December 31, 2023, the Group has not economically hedged its variable rate interest exposure relating to its existing credit facilities and bonds. As of December 31, 2022, the Group had economically hedged 30.7% of its variable rate interest exposure relating to its existing credit facilities and the bonds by swapping the variable rate to a fixed rate.

The aggregate principal amount of our outstanding floating rate debt as of December 31, 2023 was $2,816,428. As an indication of the extent of our sensitivity to interest rate changes, an increase in SOFR of 10 basis points would increase the annual interest expense on the un-hedged portion of the Group’s loans by approximately $2,667 (December 31, 2022: $2,076 and December 31, 2021: $1,942).

Interest rate sensitivity analysis: The Group had no interest rate swaps as of December 31, 2023. The fair value of the interest rate swaps as of December 31, 2022 was estimated as a net asset of $35,486.

The interest rate swap agreements described below were subject to market risk as they were recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. At December 31, 2022, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to $1,937 (December 31, 2021: $3,187) affecting Gain on derivatives in the respective reporting dates.

Other price risk: The decrease in the fair value of Egypt LNG Shipping Ltd., in response to unfavorable market conditions resulting in a decrease in charter rates and vessel values, could negatively impact the value of the Group’s investment in associate. Therefore, management might conclude that impairment is necessary in the future.

Currency risk: Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Group’s subsidiaries’ functional currency. The Group is exposed to foreign exchange risk arising from various currency exposures primarily with respect to general and crew costs denominated in EUR. Specifically, for the year ended December 31, 2023, $146,037 of the operating and administrative expenses were denominated in EUR (December 31, 2022: $134,883 and December 31, 2021: $126,988). As of December 31, 2023, $24,471 of the Group’s outstanding trade payables and accruals were denominated in EUR (December 31, 2022: $29,343). The Group is also exposed in currency risk in relation to our NOK 2024 Bonds (Note 13).

The Group has entered into CCSs (Note 26) to hedge its currency exposure from the NOK 2024 Bonds and forward foreign exchange contracts to hedge its currency exposure from payments in EUR and Singapore dollars (“SGD”). In addition, management monitors exchange rate fluctuations on a continuous basis. As an indication of the extent of the Group’s sensitivity to changes in exchange rate, a 10% increase in the average EUR/USD exchange rate would have decreased the Group’s profit and cash flows during the year ended December 31, 2023 by $14,604, based upon its expenses during the year (December 31, 2022: $13,488 and December 31, 2021: $12,699).

Interest rate risk on NOK 2024 Bonds (cash flow hedge): The Group uses approved instruments such as CCSs, in order to reduce the variability of the cash flows associated with the functional currency equivalent interest and principal of the NOK 2024 Bonds as well as changes in the cash flows associated with changes in the currency rates and is therefore exposed to the following interest rate benchmarks within its hedge accounting relationship.

The Group’s NOK 2024 Bonds agreement includes fall back provisions for a case of cessation of the referenced benchmark interest rate. Specifically, it states that in the case that the interest rate referenced IBOR is no longer available, the interest rate will be set by the bond trustee in consultation with the issuer to: (i) any relevant replacement reference rate generally accepted in the market; or (ii) such interest rate that best reflects the interest rate for deposits in the bond currency offered for the relevant interest period. In each case, if any such rate is below zero, the reference rate will be deemed to be zero.

For the Group’s CCSs, the International Swaps and Derivatives Association’s (“ISDA”) fall back clauses were made available at the end of 2019. These clauses or similar language has been inserted into a number of ISDA agreements across the Group and all outstanding agreements will be considered on a case by case basis with each counterparty.

In May 2023, GasLog amended the ISDA agreements of its then outstanding swaps in order to transition away from LIBOR, incorporating ISDA standard provisions for three-month daily compounding SOFR which became effective upon LIBOR cessation.

Below are details of the hedging instruments and hedged item in scope of the IFRS 9 amendments due to interest rate benchmark reform, by hedge type. The terms of the hedged item match those of the corresponding hedging instruments.

Hedge type	Instrument type	Counterparty	Maturing in	Notional amount	Hedged item
	Receive 3-month NIBOR, pay 3-month daily non-cumulative compounded SOFR floating CCS	DNB	Nov 2024	$32,850
Cash flow hedges	Receive 3-month NIBOR, pay 3-month non-cumulative compounded SOFR floating CCS	SEB	Nov 2024	$32,850	NOK 2024 Bonds of the same maturity and notional of the CCSs.
	Receive 3-month NIBOR, pay 3-month non-cumulative compounded SOFR floating CCS	Nordea	Nov 2024	$32,850
			Total	$98,550

The Group will continue to apply the amendments to IFRS 9 until the uncertainty arising from the interest rate benchmark reforms with respect to the timing and the amount of the underlying cash flows that the Group is exposed ends. The Group has assumed that this uncertainty will not end until the Group’s contracts that reference IBORs are amended to specify the date on which the interest rate benchmark will be replaced, the cash flows of the alternative benchmark rate and relevant spread adjustment.

Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability, but can also increase the risk of losses. The Group minimizes liquidity risk by maintaining sufficient cash and cash equivalents and by having available adequate amounts of undrawn credit facilities.

The following tables detail the Group’s expected cash flows for its non-derivative financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Group can be required to pay. The tables include both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR/SOFR plus the margins applicable to the Group’s credit facilities at the end of each year presented.

	Weighted
	average
	effective	Less
	interest	than 1
	rate	month	1-3 months	3-12 months	1-5 years	5+ years	Total
December 31, 2022
Trade accounts payable		$18,848	877	—	—	—	19,725
Amounts due to related parties		26	—	—	—	—	26
Other payables and accruals*		37,471	31,797	25,352	—	—	94,620
Other non-current liabilities*		—	—	—	1,458	1,402	2,860
Variable interest loans	6.41%	35,718	126,423	288,527	2,288,419	929,869	3,668,956
Bonds		—	1,808	26,819	200,005	350,873	579,505
Lease liabilities		5,350	10,192	45,989	197,221	150,504	409,256
Total		$97,413	171,097	386,687	2,687,103	1,432,648	4,774,948
December 31, 2023
Trade accounts payable		$22,496	280	—	—	—	22,776
Amounts due to related parties		196	—	—	—	—	196
Other payables and accruals*		24,802	36,358	22,425	—	—	83,585
Other non-current liabilities*		—	—	—	226	1,683	1,909
Variable interest loans	7.48%	6,999	21,722	174,409	3,130,006	433,617	3,766,753
Bonds		—	1,945	114,948	93,000	310,915	520,808
Lease liabilities		7,474	14,473	64,756	232,859	134,382	453,944
Total		$61,967	74,778	376,538	3,456,091	880,597	4,849,971
*	Non-financial liabilities are excluded.

The amounts included above for variable interest rate instruments are subject to change if changes in variable interest rates differ from those estimates of interest rates determined at the end of the reporting period.

The following tables detail the Group’s expected cash flows for its derivative financial instruments. The tables have been drawn up based on the undiscounted contractual net cash inflows and outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the derivatives.

	Less than 1
	month	1-3 months	3-12 months	1-5 years	5+ years	Total
December 31, 2022
Interest rate swaps	4,711	—	18,398	14,174	319	37,602
Cross currency swaps	—	(363)	(2,229)	(5,964)	—	(8,556)
Forward foreign exchange contracts	136	1,311	1,163	—	—	2,610
Total	4,847	948	17,332	8,210	319	31,656
December 31, 2023
Cross currency swaps	—	(602)	(11,162)	—	—	(11,764)
Forward foreign exchange contracts	112	232	1,183	428	—	1,955
Total	112	(370)	(9,979)	428	—	(9,809)

Credit risk

Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss and arises from cash and cash equivalents, short-term cash deposits, favorable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including trade and other receivables and dividends receivable and other amounts due from related parties. The Group is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Group currently deals primarily with financial institutions and customers with high credit ratings.

	As of December 31,
	2022	2023
Cash and cash equivalents	368,286	221,371
Short-term cash deposits	36,000	10,000
Trade and other receivables	22,897	36,718
Dividends receivable and other amounts due from related parties	61	272
Derivative financial instruments	38,608	2,093

For the year ended December 31, 2023, 30.2% of the Group’s revenue was earned from Shell plc (December 31, 2022 and December 31, 2021, 31.0% and 38.0%, respectively) and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Group’s counterparties. The Group did not experience significant credit losses on its accounts receivable portfolio during the three years ended December 31, 2023. The carrying amount of financial assets recorded in the consolidated financial statements represents the Group’s maximum exposure to credit risk. Management monitors exposure to credit risk, and they believe that there is no substantial credit risk arising from the Group’s counterparties.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit-rating agencies.